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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of Easco, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint ROBERT J. KLEIN as the true and lawful attorney and agent of the undersigned with full power of substitution and resubstitution, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorney and agent deems advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any requirements or regulations of the Securities and Exchange Commission in respect thereto, in connection with the registration under the Securities Act on Form S-8 of shares of common stock (the "Common Stock") to be issued by the Corporation pursuant to employment or stock option agreements, or the resale thereof, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer of the Corporation, as indicated below opposite his signature, to the registration statements, or any amendments, post-effective amendments, supplements or papers supplemental thereto, to be filed in respect of said Common Stock; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     If this Power of Attorney is executed in Counterparts, each counterpart shall be deemed an original.


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     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 26th day of November, 1996.

/s/ W. Richard Bingham                               Director
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            W. Richard Bingham

/s/ Tom H. Barrett                                   Director
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            Tom H. Barrett

/s/ Robert J. Klein                                  Director
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            Robert J. Klein

/s/ Gene E.Little                                    Director
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            Gene E. Little

/s/ Theodore C. Rogers                               Director
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            Theodore C. Rogers

/s/ Samuel H. Smith, Jr.                             Director
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            Samuel H. Smith, Jr.

/s/ Lawrence W. Ward, Jr.                            Director
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            Lawrence W. Ward, Jr.


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